UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 23, 2004

Education Management Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of incorporation)	000-21363 (Commission File Number)	25-1119571 (IRS Employer Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania (Address of Principal Executive Offices)	15222 (Zip Code)

Registrant’s telephone number, including area code: (412) 562-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c ))

Item 1.01. –Entry into a Material Definitive Agreement.

On November 23, 2004, the Compensation Committee of the Board of Directors of Education Management Corporation adopted a revised form of option grant for options issued to non-employee directors under the Company’s 2003 Incentive Plan. The revised form of option grant is attached hereto as an exhibit and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(c) Exhibits
                    Exhibit 99.1 Form of Stock Option Grant for Non-Employee Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION MANAGEMENT CORPORATION
	By:	/s/ Frederick W. Steinberg
Frederick W. Steinberg
Dated: December 1, 2004		Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of Stock Option Grant for Non-Employee Directors